BAIRD ADJUSTABLE
                                RATE INCOME FUND

                               SEMIANNUAL REPORT
                                 March 31, 1997
                                  (BAIRD LOGO)

BAIRD ADJUSTABLE RATE INCOME FUND
SEMIANNUAL REPORT                                       May 8, 1997
DEAR FELLOW SHAREHOLDER:

  It now appears that during most of 1997, short-term interest rates will be rising and bond prices will be steady or somewhat lower. On March 25, the Federal Reserve took the first step toward a tighter monetary policy when it raised the federal funds rate 25 basis points to 5 1/2%. Market yields increased rather sharply in response to this Fed action. During the first quarter, yields on Treasury notes and bonds increased approximately one-half of a percentage point. Floating rate instruments, such as those held in the Baird Adjustable Rate Income Fund (the "Fund") portfolio performed quite well during this difficult period. The NAV of the Fund declined slightly, from $8.74 on 12/31/96 to $8.72 on 03/31/97. Shareholder redemptions during the past six months totaled $18,480,180. Currently, the Fund has total net assets of $28.6 million, with approximately $27 million in CMO floaters.

  The primary question now confronting the bond markets is how many additional tightening moves are likely in the months ahead. The Federal Reserve tightened its policy stance despite the fact that there is very little evidence that inflation has begun to accelerate. The primary reason cited for this action was "persistent strength in demand." In other words, the economy has been growing at a pace that, if sustained in the quarters ahead, would very likely result in a significant increase in the rate of inflation. The Fed acted preemptively in an effort to avoid higher inflation six to twelve months from now. Hence, the Fed can be expected to continue increasing the federal funds rate in small increments until the data show that GDP growth has moderated.

  The consensus among forecasters is that a federal funds rate of around 6% should be sufficient to produce a slowdown in growth. The worst-case scenario envisions a funds rate as high as 7% late this year or early in 1998. A funds rate of 6% proved to be sufficient to slow the economy in 1994-1995, and should do so again. The fact that commodity prices are not rising, that the dollar is quite strong and that most overseas economies are not robust also suggest that short-term rates need not move sharply higher in the months ahead.

Sincerely,

         /s/ Marcus C. Low, Jr.         /s/ James Kochan
         Marcus C. Low, Jr.             James Kochan
         President                      Portfolio Manager

STATEMENT OF NET ASSETS
March 31, 1997 (Unaudited)

Principal                                                         Amortized            Quoted
 Amount                                                              Cost          Market Value
---------                                                         ----------       ------------

LONG-TERM INVESTMENTS 94.7% (A)<F1>
               COLLATERALIZED MORTGAGE OBLIGATIONS -- 94.7% (B)<F2>
$ 2,000,000    FNMA 93-72F, 5.721%, due 05/25/08,
                 (indexed to COFI plus 90bp subject to 10% cap) $  2,000,000      $  1,921,875
 2,954,317     FNMA 93-101FA, 5.671%, due 06/25/08,
                 (indexed to COFI plus 85bp subject to 10% cap)    2,949,124         2,824,143
 4,111,173     FNMA 93-107F, 5.671%, due 06/25/08,
                 (indexed to COFI plus 85bp subject to 10% cap)    3,750,551         3,933,879
 5,000,000     FNMA 93-127FA, 5.880%, due 10/25/21,
                 (indexed to T10Y minus 75bp subject to 9.50% cap) 4,990,163         4,795,313
 5,000,000     FNMA 92-33FPAC, 6.180%, due 03/25/22,
                 (indexed to T10Y minus 45bp subject to 10% cap)   5,009,731         4,818,750
 1,000,000     FNMA 92-204FE, 6.130%, due 10/25/22,
                 (indexed to T10Y minus 50bp subject to 9.50% cap) 1,000,000           939,062
   265,799     FHLMC 1433FD, 6.121%, due 11/15/22,
                 (indexed to COFI plus 130bp subject to 10.50% cap)  265,865           251,845
    79,835     FNMA G93-17FL, 5.990%, due 04/25/23,
                 (indexed to T10Y minus 25bp subject to 9.50% cap)    79,835            78,787
 3,000,000     FNMA G93-19FD, 5.980%, due 04/25/23,
                 (indexed to T10Y minus 65bp subject to 9.50% cap) 2,993,986         2,835,938
 5,000,000     FHLMC G10I, 5.780%, due 05/25/23,
                 (indexed to T10Y minus 55bp subject to 9.50% cap) 4,985,597         4,662,500
                                                                  ----------        ----------

               Total long-term investments                        28,024,852        27,062,092


SHORT-TERM INVESTMENTS 5.5% (A)<F1>
               REPURCHASE AGREEMENTS -- 5.5%
$ 1,576,000    Firstar Trust Company Repurchase Agreement,
                 4.25%, dated 03/31/97; maturing 04/01/97
                 (secured by $1,610,000 U.S. Treasury Note,
                 5.500%, due 09/30/97)                           $ 1,576,000      $  1,576,000
                                                                 -----------      ------------
               Total repurchase agreements                         1,576,000         1,576,000
                                                                 -----------      ------------
               Total investments                                 $29,600,852        28,638,092
                                                                 ===========

               Liabilities, less cash and
                 receivables (0.2%) (A)<F1>                                                (57,021)
                                                                                   -----------

               Net Assets                                                          $28,581,071
                                                                                   ===========


               Net Asset Value Per Share
                 ($0.01 par value, 300,000,000
                 shares authorized), redemption price
                 ($28,581,071 / 3,278,473
                 shares outstanding)                                                     $8.72
                                                                                         =====


(a)<F1> Percentages for the various classifications relate to net assets.
(b)<F2> The coupon rate shown on adjustable rate securities represents the rate at period end. All coupon rates reset monthly.
 COFI = Cost of Funds Index
 T10Y = 10 Year Treasury
   bp = basis points
FHLMC = Federal Home Loan Mortgage Corp.
 FNMA = Federal National Mortgage Association

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENT OF OPERATIONS
For the Period Ending March 31, 1997 (Unaudited)

INCOME:
     Interest                                          $1,075,165
                                                       ----------
         Total income                                   1,075,165
                                                       ----------
EXPENSES:
     Management fees                                       87,410
     Administrative services                               13,729
     Professional fees                                      7,915
     Transfer agent fees                                    6,352
     Amortization of organizational expenses                4,999
     Custodian fees                                         4,871
     Printing and postage expense                           2,011
     Other expenses                                         3,828
                                                       ----------
         Total expenses before management fee waiver      131,115
     Less fee waived by adviser                          (87,410)
                                                       ----------
         Net expenses                                      43,705
                                                       ----------
NET INVESTMENT INCOME                                   1,031,460
                                                       ----------
NET REALIZED LOSS ON INVESTMENTS                        (668,953)
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS    962,814
                                                       ----------
NET GAIN ON INVESTMENTS                                   293,861
                                                       ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $1,325,321
                                                       ==========

  The accompanying notes to financial statements are an integral part of this statement.

STATEMENTS OF CHANGES IN NET ASSETS
For the Period Ending March 31, 1997 (Unaudited) and For the Year Ended September 30, 1996

                                                    1997             1996
                                                    ----             ----
OPERATIONS:
     Net investment income                        $1,031,460     $4,248,376
     Net realized loss on investments               (668,953)    (1,356,775)
     Net increase in unrealized
       appreciation on investments                   962,814      2,016,237
                                                 -----------    -----------
               Net increase in net assets
                 resulting from operations         1,325,321      4,907,838
                                                 -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
     Distributions from net investment income
       ($0.25 and $0.50 per share, respectively)  (1,031,460)    (4,248,376)
                                                 -----------    -----------
FUND SHARE ACTIVITIES:
     Cost of shares redeemed (2,119,075 and
       5,044,003 shares, respectively)           (18,480,180)   (43,696,901)
                                                 -----------    -----------
               Net decrease in net assets
                 derived from Fund
                 share activities                (18,480,180)   (43,696,901)
                                                 -----------    -----------
               TOTAL DECREASE                    (18,186,319)   (43,037,439)
NET ASSETS AT THE BEGINNING OF THE PERIOD         46,767,390     89,804,829
                                                 -----------    -----------
NET ASSETS AT THE END OF THE PERIOD              $28,581,071    $46,767,390
                                                 ===========    ===========



  The accompanying notes to financial statements are an integral part of these statements.

FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                             (Unaudited)
                                               For The                                                For The Year From
                                            Period Ending                                             October 1, 1992+<F3>
                                              March 31,         For The Years Ended September 30,     to September 30,
                                                                ---------------------------------
                                                1997            1996          1995           1994            1993
                                                ----            ----          ----           ----            ----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period             $ 8.66         $ 8.60         $ 9.07         $ 9.95         $10.00
Income from investment operations:
     Net investment income                         0.25           0.50           0.59           0.47           0.46
     Net realized and unrealized gain
       (loss) on investments                       0.06           0.06           0.14          (0.88)         (0.05)
                                                 ------         ------         ------         ------         ------
Total from investment operations                   0.31           0.56           0.73          (0.41)          0.41
Capital contribution from
  Robert W. Baird & Co. Incorporated                 --             --           0.39             --             --
Less distributions:
     Dividends from net investment income         (0.25)         (0.50)         (0.59)         (0.47)         (0.46)
     Distribution from net realized gains            --             --             --          (0.00)            --
     Return of capital distribution                  --             --          (1.00)             --            --
                                                 ------         ------         ------         ------         ------
Total from distributions                          (0.25)         (0.50)         (1.59)         (0.47)         (0.46)

Net asset value, end of period                   $ 8.72         $ 8.66         $ 8.60         $ 9.07         $ 9.95
                                                 ======         ======         ======         ======         ======

TOTAL INVESTMENT RETURN****<F7>                    7.5%*<F4>      6.7%          12.8%          (4.3%)          4.2%
RATIOS/SUPPLEMENTAL DATA:
     Net assets, end of period (in 000's $)      28,581         46,767         89,805        167,419        142,287
     Ratio of expenses (after waiver
       and/or reimbursement)
       to average net assets**<F5>                 0.3%*<F4>      0.3%           0.3%           0.5%           0.4%
     Ratio of net investment income
       to average net assets***<F6>                5.9%*<F4>      5.8%           6.4%           4.8%           4.3%
     Portfolio turnover rate                       0.0%           0.0%           3.6%         143.8%          79.4%

+<F3> Commencement of Operations.
*<F4> Annualized.
**<F5>Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 0.8%*, 0.8%, 0.7%, 0.9% and 1.1%, respectively, for the period ending March
31, 1997 and for the years ended September 30, 1996, 1995, 1994 and 1993.
***<F6>The ratio of net investment income prior to adviser's expense limitation undertaking to average net assets for the period ending March 31, 1997 and for the years ended September 30, 1996, 1995, 1994 and 1993 would have been 5.4%*, 5.3%, 5.9%, 4.4% and 3.6%, respectively.
****<F7>Total return does not include the sales load which existed when the Fund was open to new investments. The total return for the year ended September 30, 1995 is computed after giving effect to the capital contribution from Robert W.
Baird & Co. Incorporated. If the Fund had not received this capital contribution, the total return would have been 8.4% for the year ended September
30, 1995.

  The accompanying notes to financial statements are an integral part of this statement.

NOTES TO FINANCIAL STATEMENTS
March 31, 1997 (Unaudited)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- The following is a summary of significant accounting policies of the Baird Adjustable Rate Income Fund (the "Fund"), a portfolio of The Baird Funds, Inc. (the "Company"), which is registered under the Investment Company Act of 1940. The Company was incorporated under the laws of Wisconsin on June 26, 1992 and the Fund commenced operations on October 1, 1992. In accordance with the terms of the Agreement discussed in Note 2, the Fund was closed to new investments effective December 23, 1994. The investment objective of the Fund is to hold its existing portfolio securities to maturity or until such time as sales become available at prices consistent with the ability to liquidate securities at their respective par values.
(a) Securities for which market quotations are readily available are valued at the most recent bid price. Securities for which there are no readily available market quotations and other assets are valued at their fair value as determined in good faith in accordance with policies approved by the Company's Board of Directors. Valuation techniques may include the use of market quotations for similar securities, transaction prices for the same or similar securities, prices provided by broker-dealers or estimates of market values obtained from yield and other data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors.
     Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
     Effective January 13, 1995, RWB and shareholders representing approximately 99% of the Fund's shares outstanding as of August 10, 1994 entered into an agreement ("Agreement") resolving a dispute arising out of the 1994 decline in the Fund's per share net asset value. In accordance with the terms of the Agreement, RWB made a payment of $4,616,549 ($0.40 per share on the funding date, February 10, 1995) directly to the Fund on behalf of the Fund shareholders to compensate the Fund for capital losses realized by the Fund. The payment was credited directly to the Fund's additional paid-in capital. Legal expenses incurred by the Fund in conjunction with the Agreement totaling $126,878 or $0.01 per share were also charged directly against additional paid-in capital. This net contribution of $4,489,671 was treated as a capital gain for tax purposes.
(b) Premiums and discounts on Collateralized Mortgage Obligations in the Fund are amortized to weighted average life. Premiums and discounts on other securities are amortized to maturity. Investment transactions are recorded no later than the first business day after the trade date. Cost amounts, as reported in the schedule of investments, are the same for Federal income tax purposes.
(c) Net realized gains and losses are computed on the basis of the cost of specific certificates.
(d) Provision has not been made for Federal income taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment company taxable income and net capital gains to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund has $8,221,605 and $1,062,523 of net capital losses which expire September 30, 2003 and 2004, respectively, and $1,356,775 of 1996 post-October losses that may be used to offset capital gains in future years to the extent provided by tax regulations.
(e) Dividend income (if any) is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.
(f) Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.
(g) The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES -- The Fund has a management agreement with Robert W. Baird & Co. Incorporated ("RWB"), with whom certain officers and directors of the Fund are affiliated, to serve as investment adviser and manager. Under the terms of the agreement, the Fund was to pay RWB a monthly management fee at the annual rate of 0.50% of the daily net assets of the Fund. In accordance with the terms of the Agreement with shareholders dated January 13, 1995, RWB has permanently waived all future management fees due from the Fund effective January 1, 1995. For the period ending March 31, 1997, RWB waived $87,410 of management fees.
  During the period ending March 31, 1997, the Company was advised that the Fund did not pay any brokerage fees to RWB on the execution of purchases and sales of portfolio securities.

(3) DISTRIBUTION TO SHAREHOLDERS -- Dividends from net investment income for the Fund are declared daily and paid monthly. Distributions of net realized gains, if any, for the Fund, will be declared at least once a year.
  In accordance with the terms of the Agreement, the Fund will seek to maximize returns of capital to investors by making distributions of substantially all returns of capital and revenues (subject to retention of cash or cash equivalents not to exceed the lesser of $5,000,000 or 10% of net assets). Such a return of capital distribution was not paid for the period ending March 31, 1997.

(4) DEFERRED EXPENSES -- Organizational expenses were deferred and are being amortized on a straight-line basis over a period of not more than five years. These expenses were advanced by RWB who will be reimbursed by the Fund over a period of not more than five years. The proceeds of any redemption of the initial shares by the original shareholder will be reduced by a pro-rata portion of any then unamortized deferred expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of such redemption. The unamortized organizational expenses for the Fund at March 31, 1997 were $4,998.

(5) INVESTMENT TRANSACTIONS -- For the period ending March 31, 1997, purchases and proceeds from sales of investment securities of the Fund (excluding short-term securities) were $- 0 - and $18,831,078, respectively.

(6) ACCOUNTS PAYABLE AND ACCRUED LIABILITIES -- As of March 31, 1997, liabilities of the Fund included the following:
      Dividends payable............................       $137,398
      Payable to adviser for deferred expenses.....          4,998
      Other liabilities............................          9,687

(7) SOURCES OF NET ASSETS -- As of March 31, 1997, the sources of net assets were as follows:
     Fund shares issued and outstanding                $40,853,687
     Net unrealized depreciation on investments           (962,760)
     Accumulated net realized loss on investments      (11,309,856)
                                                       -----------
                                                       $28,581,071
                                                       ===========


  Aggregate net unrealized depreciation as of March 31, 1997 consisted of the following:
     Aggregate gross unrealized appreciation          $  183,329
     Aggregate gross unrealized depreciation          (1,146,089)
                                                      ----------
     Net unrealized depreciation                      $ (962,760)
                                                      ==========


(BAIRD LOGO)

A NORTHWESTERN MUTUAL COMPANY

Robert W. Baird & Co. Incorporated
777 E. Wisconsin Avenue, Milwaukee, WI 53202
Phone 414 765-3500. Toll Free 1-800-RW-BAIRD
Copyright 1997 Robert W. Baird & Co. Incorporated